UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2023

Cue Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38327	47-3324577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Guest Street Boston, Massachusetts	02135
(Address of principal executive offices)	(Zip Code)

(617) 949-2680

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Cue Biopharma, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on June 7, 2023. The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s Proxy Statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 28, 2023, are as follows (where applicable, voting results reflect fractional shares rounded down to the nearest whole share):

1.

The Company’s stockholders elected the following nominees to the Company’s Board of Directors (the “Board”) to serve until the next annual meeting of stockholders and until their resignation or removal or their successors are duly elected and qualified, with votes cast as follows:

	For	Withheld	Broker Non-Votes
Daniel R. Passeri	11,665,042	2,353,834	17,737,370
Frank Morich	9,236,907	4,781,969	17,737,370
Frederick Driscoll	10,671,595	3,347,281	17,737,370
Aaron Fletcher	11,547,019	2,471,857	17,737,370
Pamela Garzone	11,665,710	2,353,166	17,737,370
Peter A. Kiener	11,650,455	2,368,421	17,737,370
Patrick Verheyen	11,664,063	2,354,813	17,737,370

2.

The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, with votes cast as follows:

For	Against	Abstain
30,764,366	105,334	886,546

3.	The Company’s stockholders approved a non-binding advisory proposal on the compensation of the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
11,079,655	2,042,073	897,148	17,737,370

4.

The Company’s stockholders recommended, in a non-binding advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every one year, with votes cast as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
11,090,763	141,546	372,465	2,414,102	17,737,370

After taking into consideration the foregoing voting results and the Board’s recommendation in favor of a frequency of every year, the Company intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Biopharma, Inc.

Date: June 9, 2023	By:	/s/ Daniel R. Passeri
	Name:	Daniel R. Passeri
	Title:	Chief Executive Officer